Supplement dated June 27, 2016
to the Prospectus, Summary Prospectus and Statement of Additional Information ("SAI") of the following Fund:
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Acorn Trust
Columbia Acorn International SelectSM	5/1/2016
1.	The table under the caption “Fees and Expenses of the Fund” in the “Summary of the Fund” section of the Prospectus and the Summary Prospectus is hereby superseded and replaced with the following:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Classes I, R4, R5, Y and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	1.00% (b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Management fees(c)	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other expenses(d)	0.42%	0.42%	0.30%	0.42%	0.35%	0.30%	0.42%
Total annual Fund operating expenses	1.56%	2.31%	1.19%	1.31%	1.24%	1.19%	1.31%
Less: Fee waivers and/or expense reimbursements(e)	(0.16%)	(0.16%)	(0.17%)	(0.16%)	(0.17%)	(0.17%)	(0.16%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.40%	2.15%	1.02%	1.15%	1.07%	1.02%	1.15%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	Management fees have been restated to reflect current fees based on current asset levels and the contractual agreement of Columbia Wanger Asset Management, LLC (the Investment Manager), effective July 1, 2016, to permanently reduce the investment advisory fee paid by the Fund by 0.05% at all net asset levels.
(d)	Other expenses have been restated and are based on estimated amounts for the Fund’s current fiscal year, taking into consideration changes in the Fund’s net assets and changes in the method of allocating transfer agent expenses among Class A, Class C, Class R4 and Class Z shares of the Fund.
(e)	Effective July 1, 2016, the Investment Manager has contractually agreed to indefinitely waive fees and reimburse certain expenses of the Fund so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rates of 1.40% for Class A shares, 2.15% for Class C shares, 1.02% for Class I shares, 1.15% for Class R4 shares, 1.07% for Class R5 shares, 1.02% for Class Y shares and 1.15% for Class Z shares. This arrangement may only be modified or amended with approval from the Fund.
2.	The expense example table that appears under the caption “Fees and Expenses of the Fund – Example” in the “Summary of the Fund” section of the Prospectus and the Summary Prospectus is hereby superseded and replaced with the following:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$709	$993	$1,297	$2,158
Class C (assuming redemption of all shares at the end of the period)	$318	$673	$1,154	$2,483
Class C (assuming no redemption of shares)	$218	$673	$1,154	$2,483
Class I (whether or not shares are redeemed)	$104	$325	$ 563	$1,248
Class R4 (whether or not shares are redeemed)	$117	$365	$ 633	$1,398
Class R5 (whether or not shares are redeemed)	$109	$340	$ 590	$1,306
Class Y (whether or not shares are redeemed)	$121	$378	$ 654	$1,443
Class Z (whether or not shares are redeemed)	$117	$365	$ 633	$1,398
SUP112_12_003_(06/16)

3.	The text and table that appear under the heading “Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” in the “More Information About the Fund” section of the Prospectus are hereby deleted and replaced with the following:
Effective July 1, 2016, the Investment Manager has contractually agreed to waive fees indefinitely and reimburse expenses so that the Fund’s ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of:

Columbia Acorn International Select
Class A	1.40%
Class C	2.15%
Class I	1.02%
Class R4	1.15%
Class R5	1.07%
Class Y	1.02%
Class Z	1.15%
This arrangement may only be modified or amended with approval from the Fund.
4.	The following is added under “Primary Service Providers — The Investment Manager” in the “More Information About the Fund” section of the Prospectus:
Effective July 1, 2016, the Investment Manager has contractually agreed to permanently reduce the investment advisory fee payable to it by the Fund by 0.05% at all net asset levels. This arrangement may only be modified or amended with approval from the Fund and the Investment Manager.
5.	The advisory fee schedule shown for Columbia Acorn International Select under “Advisory Fee Rates” in the “INVESTMENT ADVISORY AND OTHER SERVICES — The Investment Manager and Investment Advisory Services” section of the SAI is hereby revised to reflect that:
Columbia Acorn International Select pays investment advisory fees of 0.89% on assets up to $500 million and 0.85% on assets over $500 million.
6.	The fourth paragraph that appears under “Expense Limitations” in the “INVESTMENT ADVISORY AND OTHER SERVICES — The Investment Manager and Investment Advisory Services” section of the SAI is hereby deleted and replaced with the following:
In addition, the Investment Manager has voluntarily agreed to reimburse a portion of the expenses of Columbia Acorn Select (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) so that ordinary operating expenses do not exceed the annual rates of 1.60% for Class A shares, 2.35% for Class C shares, 1.25% for Class I shares, 1.35% for Class R4 shares, 1.30% for Class R5 shares, 1.25% for Class Y shares and 1.35% for Class Z shares for Columbia Acorn Select. This arrangement may be modified or terminated by either the Investment Manager or a Fund on 30 days’ notice to the other.
With respect to Columbia Acorn International Select, effective July 1, 2016, the Investment Manager has contractually agreed to indefinitely waive fees and reimburse certain expenses of the Fund so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.40% for Class A shares, 2.15% for Class C shares, 1.02% for Class I shares, 1.15% for Class R4 shares, 1.07% for Class R5 shares, 1.02% for Class Y shares and 1.15% for Class Z shares. This arrangement may only be modified or amended with approval from the Fund.
Shareholders should retain this Supplement for future reference.
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SUP112_12_003_(06/16)